UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 2004

New Millennium Development Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-26493	88-0390251
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 SE 1st Avenue, Delray Beach, FL 33444

(Address of Principal Executive Office) (Zip Code)

(954) 584-3443

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 2.01   Completion of Acquisition or Disposition of Assets

As previously reported, pursuant to the Agreement described above, the Company acquired all of the issued and outstanding stock of Millennium National Events, Inc., and that is now a wholly owned subsidiary of the Company. In exchange for receiving all the issued and outstanding stock of Millennium National Events, Inc., we issued a total of 23,200,000 shares of common stock to Mitchell Steinberg and Robert McAllister. After the transaction, we had a total of 27,300,000 shares issued and outstanding. This transaction was accounted for as a reverse acquisition in accordance with SEC regulations

Item 5.01   Changes in Control of Registrant

As previously reported, pursuant to an Agreement dated August 2, 2003, which closed in January 2004, there was a change in control in the Company whereby Mitchell Steinberg and Robert McAllister acquired approximately 85% of the issued and outstanding stock of the Company. In exchange, Steinberg and McAllister transferred all the issued and outstanding stock of Millennium National Events, Inc., a privately held Florida corporation to the Company.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the Company acquiring all the issued and outstanding stock of Millennium National Events, the Company has elected to change its fiscal year from September 30th to December 31st. The reason for the change is that Millennium, which is now the operating company, year end is December 31st.

Item 9.01   Financial Statement and Exhibits

The audited financial statements of Millennium National Events, Inc., are attached hereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW MILLENNIUM DEVELOPMENT GROUP, INC.

Date: August 13, 2004	By:	/s/ ROBERT MCALLISTER
Robert McAllister, President

3

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Millennium National Events, Inc. and Subsidiaries

Miami, Florida

We have audited the accompanying consolidated balance sheet of Millennium National Events, Inc. and subsidiaries as of December 31, 2003, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Millennium National Events, Inc. and its subsidiaries as of December 31, 2003, and the results of their operations and their cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ Berenfeld, Spritzer, Shechter And Sheer, CPA’s

Berenfeld, Spritzer, Shechter And Sheer, CPA’s

Sunrise, FL

June 30, 2004

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

As of December 31, 2003

2003

Current assets:
Cash	$104,227
Investments in marketable securities	298,431
Inventory	75,883
Other current assets	2,300
Total current assets	480,841

Property and equipment (net of accumulated depreciation of $25,331)	38,765

Website development (net of accumulated amortization of $49,000)	98,000

Total Assets	$617,606

Current liabilities:
Accounts payable	$43,653
Accrued expenses and other current liabilities	167,720
Income taxes payable	50,000
Deferred income tax payable	67,500
Total current liabilities	328,873

Common stock ($1.00 par value 100 shares authorized, issued and outstanding)	100
Additional paid-in capital	78,542
Retained earnings	210,091
Total stockholders' equity	288,733

Total Liabilities and Stockholders' Equity	$617,606

The accompanying notes are an integral part of these consolidated financial statements

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2003 and 2002

	2003	2002

Event revenues	$659,925	$299,780

Cost of event revenues	382,283	233,213

Income from events	277,642	66,567

Sponsorship income	429,319	72,195

General and administrative expenses	(635,226)	(167,820)

Income (loss) from operations	71,735	(29,058)

Other income (expenses)
Realized gain on sale of securities	137,990	51,390
Unrealized gain (loss) on securities	130,787	(55,120)
Interest expense	(405)	(4,159)
Total other income (expenses)	268,372	(7,889)
	.
Income (loss) before provision for (benefit from) income taxes	340,107	(36,947)

(Provision for) benefit from income taxes	(132,000)	14,500

Net income (loss)	$208,107	$(22,447)

Basic and diluted earnings (loss) per share	$2,081.07	$(22,447)

Weighted average number of shares outstanding, basic and diluted	100	100

The accompanying notes are an integral part of these consolidated financial statements

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2003 and 2002

	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$208,107	$(22,447)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	57,806	4,012
(Gain) loss on sale of securities	(137,990)	55,120
Unrealized gain on investment	(130,787)	(51,390)
(Increase) decrease in:
Inventory	(75,883)	—
Other current assets	(2,300)
Deferred tax asset	21,500	(21,500)
Increase (decrease) in:
Accounts payable	14,335	4,833
Accrued expenses and other current liabilities	131,559	26,161
Income taxes payable	43,000	7,000
Deferred tax liability	67,500	—
Net cash provided by operating activities	196,847	1,789

CASH FLOWS FROM INVESTING ACTIVIES
Advances from (repayments to) related parties	(10,000)	13,018
Website development	(147,000)	—
Purchase of equipment	(14,974)	—
Purchase of marketable securities	(14,780)	(8,344)
Net cash (used in) provided by investing activities	(186,754)	4,674

CASH FLOWS FROM FINANCING ACTIVITIES
Additional contribution of capital	76,806	1,736
Repayments of loans payable	—	(10,000)
Net cash provided by (used in) financing activities	76,806	(8,264)

NET INCREASE (DECREASE) IN CASH	86,899	(1,801)

Cash, beginning of year	17,328	19,129
Cash, end of year	$104,227	$17,328

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$405	$4,159
SUPPLEMENTAL SCHEDULE OF NON—CASH INVESTING ACTIVITY
Marketable securities received for consulting fees	$429,319	$72,195

The accompanying notes are an integral part of these consolidated financial statements

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

For the years ending December 31, 2003 and 2002

	Common Stock		Additional Paid-in Capital	Retained Earnings (Deficit)	Total
	Shares	Amount

Balance, January 1, 2002	100	$100	$—	$24,431	$24,531

Additional capital contribution	—	—	1,736	—	—
Net income	—	—	—	(22,447)	(22,447)

Balance at December 31, 2002	100	100	1,736	1,984	3,820

Additional capital contribution	—	—	76,806	—	—
Net income	—	—	—	208,107	208,107

Balance at December 31, 2003	100	$100	$78,542	$210,091	$288,733

The accompanying notes are an integral part of these consolidated financial statements

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Millennium National Events, Inc. and Subsidiaries (the Company”) organizes, promotes and manages entertainment events, including concerts, sporting events and community festivals through its wholly owned subsidiaries, Supreme Promotions, Inc. and Cause Events, Inc. Supreme Promotions, Inc. originates events for companies committed to being the title sponsor. These events are designed to provide exposure to these companies by strategic placement of products and conveyance of the corporate message. The Company was incorporated in May of 1997 in the State of Florida.

Principles of Consolidation

The consolidated financial statements include the accounts of Millennium National Events, Inc,. Supreme Promotions, Inc. and Cause Events, Inc. All significant inter-company balances and transactions have been eliminated upon consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount in the consolidated financial statements and accompanying notes.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Marketable Securities

The Company’s marketable securities portfolio is classified as trading, in accordance to Statement of Financial Accounting Standards (SFAS) No. 115 “Accounting for Certain Investments in Debt and Equity Securities.” Accordingly all unrealized gains and losses on the Company’s marketable securities are included in the statement of operations.

Gains and losses on the sale of marketable securities are based on the first-in, first-out method of determining cost.

Inventory

Inventory consists primarily of promotional goods and consumables. It is stated at lower of cost or market determined using the first in, first out (FIFO) method.

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and equipment

Property and equipment are carried at cost. Depreciation is provided over the estimated useful lives of the assets using the straight-line methods. The estimated useful lives used to compute depreciation over 3 to 7 years.

Impairment of long-lived assets

The Company reviews long-lived assets for impairments whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the asset exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Revenue recognition

Revenue realized from promotions and events is recognized at the time the event has been completed. Funds received in advance of an event are considered deposits until the event is completed and then recognized as income. Revenue recognized from advertising is recognized at the time the service is completed. Advertising services provided through barter in exchange for goods, services or sponsorship is recorded at the time the service is completed, based on the fair value of the consideration received. Revenue realized from corporate exposure is recorded as consulting fees and is recognized at the time the service is completed.

Earnings per share

Basic earnings per share are computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share amounts are computed by dividing net income by the weighted number of common stock, common stock equivalents and stock options outstanding during the period.

Fair value of financial instruments

The carrying amount of cash and cash equivalents, investments in marketable securities, loans receivable, accounts payable and accrued liabilities and loans and advances payable approximate fair value due to the short-term maturities of these assets and liabilities. The fair market value of other financial instruments is provided by appropriate valuation techniques, based on information available at year-end.

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company accounts for income taxes using SFAS No. 109, “Accounting for Income Taxes”, which requires recognition of deferred tax liabilities and assets for expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is recorded for deferred tax asserts if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company keeps cash and cash equivalents at financial institution, however a portion of these instruments may exceed FDIC insured levels from time to time.

Recent Accounting Pronouncements

In April 2002, the FASB issued SFAS No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections”. This statement, among other things, requires that gains and losses related to extinguishment of debt be classified as extraordinary items only if they meet the criteria in Opinion No. 30. The provision of Statement No. 145 related to the rescission of Statement No.4 should be applied in fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. The provision of Statement No. 145 did not affect the Company’s financial statements.

In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”. This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and replaces Emerging Issues Task Force (EITF) Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” This standard requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred rather than the date of an entity’s commitment to an exit plan. This statement is effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The provision of Statement No. 146 did not affect the Company’s financial statements.

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In November 2002, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” which expands previously issued accounting guidance and disclosure requirements for certain guarantees. The interpretation requires an entity to recognize an initial liability for the fair value of an obligation assumed by issuing a guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable to a company on a prospective basis to guarantees issued or modified after December 31, 2002. However, the disclosure requirements in FIN No. 45 are effective for a company’s financial statements for periods ending after December 15, 2002. The Company is not a party to any agreement in which it is a guarantor of indebtedness of others therefore the interpretation did not affect the Company’s financial position, results of operations or cash flows.

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure”. SFAS No. 148 does not alter the provisions of SFAS 123, nor does it require stock-based compensation to be measured under the fair-value method. Rather, SFAS 148 provides alternative transition methods to companies that elect to expense stock-based compensation using the fair-value approach under SFAS No. 123. The Company will continue to account for stock-based compensation in accordance with APB No. 25. As such, the Company does not expect this standard to have a material impact on its financial position or results of operations. The Company has adopted the disclosure-only provisions of SFAS No. 148.

In January 2003, the FASB issued Interpretations No. 46, “Consolidation of Variable Interest Entities”. FIN No. 46 addresses consolidation by business enterprises of variable interest entities (formerly special purpose entities or “SPEs”). The Company does not have any variable interest entities as defined by FIN No. 46.

In April 2003, the FASB issued Statement No. 149, “Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities”. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under Statement No. 133, “Accounting for Derivatives Instruments and Hedging Activities.” The provisions of this statement are effective for all derivatives and hedging activities entered into after June 30, 2003. The Company does not expect SFAS No. 149 to have a material effect on its financial statements.

In May 2003, the FASB issued SFAS No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. SFAS No. 150 establishes standards on the classification and measurement of certain instruments with characteristics of both liabilities and equity. The provisions of SFAS No. 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The Company does not expect SFAS No. 150 to have a material effect on its financial statements.

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In July 2003, the EITF reached a consensus that all gains and losses (realized and unrealized) on derivative instruments within the scope of SFAS 133 should be shown net in the income statement, whether or not settled physically, if the derivative instruments are held for trading purposes. However, the EITF recognized that there may be contracts within the scope of SFAS 133 considered not held for trading purposes that warrant further consideration as to the appropriate income statement classification of the gains and losses. In EITF 03-11, the EITF clarified certain criteria to use in determining whether gains and losses related to non-trading derivative instruments should be shown net in the income statement. The adoption of EITF 03-11 did not have a material effect on the Company’s financial position, results of operations or cash flows.

NOTE 2 – INVESTMENT IN MARKETABLE SECURITIES

The Company held various investments in marketable securities consisting primarily of corporate equity securities. These securities are stated at market value, as determined by the most recently traded price of each security at the balance sheet date. The Company’s portfolio at December 31, 2003 is valued as follows:

	Cost Basis	Fair Value	Unrealized Gain

Corporate Equity
Securities	$217,889	$298,431	$80,542

As of December 31, 2003. 96% of the Company’s marketable securities consisted of the common stock of a wireless communications company. The stock price at the close of December 31, 2003 was $0.04 per share. There has not been a significant change in the stock price subsequent to year-end.

The Company had realized gains from sales of stock of $137,990 and $51,390 as of December 31, 2003 and 2002, respectively

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 2003:

Furniture and equipment	$40,096
Vehicles	24,000
64,096
Accumulated depreciation	(25,331)

Property and equipment, net	$38,765

Depreciation expense was $8,806 and $4,012 for the years ended December 31, 2003 and 2002, respectively.

NOTE 4 – WEBSITE DEVELOPMENT COSTS

Website development costs are capitalized in accordance with Emerging Issues Task Force Discussion 00-2 “Accounting for Web Site Development Costs” (EITF 00-2) which states that certain costs associated with the development of a website should be capitalized and amortized over the useful life of the asset. The Company amortizes website development costs over three years. Amortization expense for 2003 was $49,000.

NOTE 5 – VENUE GUARANTEES

The Company has certain obligations to reimburse costs advanced by third parties in connection with events and promotions. The amount at December 31, 2003 was $160,309. This amount is included in accrued expenses and other current liabilities.

NOTE 6 – INCOME TAXES

The components of income before income taxes and the effect of adjustments to tax computed at the federal and state statutory rates for the years ended December 31, 2003 and 2002 were as follows:

	2003	2002

Income (loss) before taxes	$340,107	$(36,947)
Computed tax expense (benefit) at Federal and State Statutory rates of 39%	$132,000	$(14,500)

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 6 – INCOME TAXES (Continued)

The Company follows the liability method of accounting for income taxes. Under this method deferred tax liabilities and assets are recognized for the expected future tax consequences of temporary differences between the carrying amount and the tax basis of assets and liabilities at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. As a result of timing differences associated with the carrying value of investments in marketable securities the company has recorded net deferred tax assets and liabilities.

The provision for income taxes in consolidated statements of income consists of the following:

	2003	2002

Current:
Federal	$(37,000)	$(6,000)
State	(60,000)	(1,000)
	(43,000)	(7,000)
Deferred:
Federal	(78,000)	18,500
State	(11,000)	3,000
	(89,000)	21,500
Total	$(132,000)	$14,500

As of December 31, 2003, the component of the deferred tax liabilities is as follows:

Deferred Tax Liability

Unrealized gain/loss on marketable securities	$51,000
Website development costs	38,000
$89,000

MILLENNIUM NATIONAL EVENTS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 7 – LEASE COMMITMENT

The Company leases its office space on a month to month basis at a charge of $1,180 per month. Rent expense for the years ended December 31, 2003 and 2002 was $13,695 and $14,160, respectively.

NOTE 8 – SUBSEQUENT EVENT

On January 15, 2004, the Company was acquired by New Millennium Development Group, Ltd. (“NMD”), a Nevada corporation. The shareholders of the Company received 23,200,000 shares of the common stock of NMD at $.001 par value. Upon completion of the exchange, Millennium National Events, Inc. will became a wholly owned subsidiary of the Company. In accordance with Staff Accounting Bulletin Topic 2A this transaction will be recorded as a reverse acquisition, as the transaction will give the owners of the acquired entity control over the Company. As a result, Millennium National Events and Subsidiary will become the registrant with respect to future filings.

The stock issued to the shareholders of Millennium National Events Inc. and Subsidiary is subject to the restrictions in accordance with SEC Rule 144, and among other requirements, cannot be sold for one year after receipt.

NEW MILLENNIUM DEVELOPMENT GROUP, LTD. AND SUBSIDIARY

INTRODUCTION TO PRO FORMA INFORMATION

On January 15, 2004, (“Effective Date”), the Registrant, New Millennium Development Group, Inc. and Subsidiary (the “Company”) completed the acquisition (the “Acquisition”) of all the issued and outstanding common stock of Millennium National Events, Inc. and Subsidiaries (“MNE”), a corporation organized under the laws of the State of Florida. The acquisition was consummated pursuant to the terms and provision of the Amended and Restated Stock Purchase agreement dated August 27, 2003, and as a result, MNE became a wholly owned-subsidiary of the Company. As consideration for the stock acquired by the Registrant, the two shareholders of MNE received 23,200,000 shares of the Company’s common stock, in the aggregate, and became the collective owners of approximately 85% of the Company.

Prior to the Acquisition, the Company was a non-operating entity with minimal net assets (approximately $13,000 at September 30, 2003). As a result of the MNE stockholders owning a majority of the stock of the combined company, and due to the minimal net assets of the registrant, the Acquisition was accounted for as a “reverse capitalization” with no goodwill or intangible assets recognized. MNE is deemed the acquirer for accounting purposes.

The following unaudited pro forma combined financial information sets forth certain historical financial information of Millennium National Events, Inc. and New Millennium Development Group, Ltd. on an unaudited pro forma basis after giving effect to the Acquisition as a reverse acquisition with MNE.

The unaudited pro forma condensed combined balance sheet of the Company at September 30, 2003 and MNE at December 31, 2003 has been combined as if the Acquisition had occurred on December 31, 2003. For purposes of pro forma information, the Company statements of operations reflects the 12 months ended September 30, 2003 and 2002 and MNE’s statements of operations for the years ended December 31, 2003 and 2002 have been combined as if the Acquisition had occurred on January 1, 2003 or 2002.

The unaudited pro forma combined financial information has been included as required and allowed by the rules of the Securities and Exchange Commission and is presented for illustrative purposes only and is not indicative of the financial position or operating results that would actually have occurred had the Acquisition been completed at the beginning of the period or on the dates indicated, nor is it necessarily indicative of future financial position or operating results.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition taken place on December 31, 2003 or January 1, 2003 or 2002. The pro forma condensed combined financial statements should be read in conjunction with the Company’s Form 10-KSB for the year ended September 30, 2003 and the related notes included in this Current Report on Form 8-K.

NEW MILLENNIUM DEVELOPMENT GROUP, LTD. AND SUBSIDIARY

PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Year Ended		Pro Forma Adjustments		Pro Forma Combined
	September 30, 2003	December 31, 2002
	NMDG	MNE

Revenues	$70,100	$299,780			$369,880

Cost of revenues	32,169	233,213			265,382

Income from events	37,931	66,567			104,498

Sponsorship income	—	72,195			72,195

General and administrative expense	(248,258)	(167,820)			(416,078)

Loss from operations	(210,327)	(29,058)			(239,385)

Other income (expenses)
Realized gain on sale of securities	—	51,390			51,390
Unrealized loss on securities	—	(55,120)			(55,120)
Interest expense	—	(4,159)			(4,159)
Total other expenses	—	(7,889)			(7,889)
		.
Loss before benefit from income taxes	(210,327)	(36,947)			(247,274)

Benefit from income taxes	—	—	14,500	2	14,500

Net loss	$(210,327)	$(36,947)	$14,500		$(232,774)

NEW MILLENNIUM DEVELOPMENT GROUP, LTD. AND SUBSIDIARY

PRO-FORMA CONSOLIDATED BALANCE SHEET

(Unaudited)

	September 30, 2003	December 31, 2003	Pro Forma Adjustments		Pro Forma Combined
	NMDG	MNE

ASSETS:
Current assets:
Cash	$7	$104,227	$—		$104,234
Investments in marketable securities	—	298,431	—		298,431
Inventory	—	75,883	—		75,883
Other current assets	13,231	2,300	—		15,531
Total current assets	13,238	480,841	—		494,079

Property and equipment, net	—	38,765	—		38,765
			—
Website development, net	—	98,000	—		98,000

Total Assets	$13,238	$617,606	$—		$630,844

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
Accounts payable	$293,437	$43,653	$(116,095)	3
			(61,129)		$159,866
Accrued expenses and other current liabilities	—	167,720	—		167,720
Income taxes payable	—	—	50,000	2	50,000
Loans payable	430,085	—	(372,299)	4	57,786
Loans from related parties	—	—	—		—
Due to affiliates	113,003	—	(113,003)	4	—
Deferred income tax payable	—	—	67,500	2	67,500
Total current liabilities	836,525	211,373	(545,026)		502,872

Long—term debt	39,306	—	(39,306)	4	—

Total Liabilities	875,831	211,373	(584,332)		502,872

STOCKHOLDERS' EQUITY (DEFICIENCY)
Common stock	9,379	100	(100)	1
			23,100	1
			5,000	3	37,479
Additional paid—in capital	920,650	78,542	(23,000)	1
			111,095	3
			332,322	4	1,419,609
Retained earnings (deficit)	(1,792,622)	327,591	(117,500)	2
			253,415	5	(1,329,116)

Total stockholders' equity (deficiency)	(862,593)	406,233	584,332		127,972

Total Liabilities and Stockholders' Equity (Deficiency)	$13,238	$617,606	$—		$630,844

NEW MILLENNIUM DEVELOPMENT GROUP, LTD. AND SUBSIDIARY

PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Year Ended
	September 30, 2003	December 31, 2003	Pro Forma Adjustments		Pro Forma Combined
	NMDG	MNE

Revenues	$—	$659,925			$659,925

Cost of revenues	—	382,283			382,283

Income from events	—	277,642			277,642

Sponsorship income	—	429,319			429,319

General and adminstrative expense	(162,184)	(635,226)			(797,410)

Income (loss) from operations	(162,184)	71,735			(90,449)

Other income (expenses)
Gain on forgiveness of debt	—	—	253,415	4	253,415
Realized gain on sale of securities	—	137,990			137,990
Unrealized gain on securities	—	130,787			130,787
Loss on write off of property and equipment	(68,063)	—			(68,063)
Interest expense	—	(405)	—		(405)
Total other income (expenses)	(68,063)	268,372	253,415		453,724
		.
Income (loss) before provision for income taxes	(230,247)	340,107	253,415		363,275

Provision for income taxes	—	—	(132,000)	2	(132,000)

Net income (loss)	$(230,247)	$340,107	$121,415		$231,275

NEW MILLENNIUM DEVELOPMENT GROUP, LTD. AND SUBSIDIARY

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

NOTE 2 – AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

On January 15, 2004, the Company issued an aggregate number of 23,200,000 shares of its common stock in exchange for all of the issued and outstanding shares of Millennium National Events, Inc. and Subsidiaries. The Acquisition was accounted for as a reverse recapitalization with no goodwill or other intangible assets recognized.

NOTE 3 – PRO FORMA ADJUSTMENTS

1.

Reflects the par value of the issued common stock of MNE after giving effect to 23,200,000 shares of common stock to be issued to the Sellers pursuant to the Stock Purchase Agreement and reflects the reverse acquisition adjustments.

2.

Adjustment to reflect provision for (benefit from) income tax effect on consolidated entity.

3.

Agreement to convert $116,095 of accounts payable 5,000,000 shares ($.001 par value) of common stock in October 2003.

4.

Forgiveness of debt from third parties during the fourth quarter. Shareholder debt forgiven recorded as a capital contribution of $332,322. Forgiveness of debt by other parties recorded as gain from forgiveness of debt of $253,415.